July 8, 2019

BNY Mellon Research Growth Fund, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation ("Mellon"), an affiliate of the Adviser.  The team members primarily responsible for managing the fund are Leigh N. Todd and Barry K. Mills.  Ms. Todd has been the lead portfolio manager of the fund since March 2019.  She is a managing director at Mellon.  Mr. Mills has been a primary portfolio manager of the fund since September 2008.  He is an analyst on the core research team at Mellon.  Each primary portfolio manager also is an employee of the Adviser.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation.  The team members primarily responsible for managing the fund are Leigh N. Todd and Barry K. Mills.  Ms. Todd has been the lead portfolio manager of the fund since March 2019.  She is a managing director and Director of Global Equity Research Strategies at Mellon and a portfolio manager on Mellon's U.S. Large Cap Growth Equity and Focused Large Cap Growth Equity strategies.  She has been employed by Mellon or a predecessor company of Mellon since 2005, and by the Adviser since 2001.  Mr. Mills has been a primary portfolio manager of the fund since September 2008.  He is an analysts on the core research team at Mellon and have been employed by Mellon or a predecessor company of Mellon since 2005.  Mr.  Mills also has been employed by the Adviser since 1999.  The portfolio managers manage the fund in their capacity as employees of the Adviser.

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Effective October 1, 2019, the following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation ("Mellon"), an affiliate of the Adviser.  Leigh N. Todd is the team member primarily responsible for managing the fund.  Ms. Todd has been the lead portfolio manager of the fund since March 2019.  She is a managing director at Mellon.  Ms. Todd is an employee of the Adviser.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation.  Leigh N. Todd is the team member primarily responsible for managing the fund.  Ms. Todd has been the lead portfolio manager of the fund since March 2019.  She is a managing director and Director of Global Equity Research Strategies at Mellon and a portfolio manager on Mellon's U.S. Large Cap Growth Equity and Focused Large Cap Growth Equity strategies.  She has been employed by Mellon or a predecessor company of Mellon since 2005, and by the Adviser since 2001.  Ms. Todd manages the fund in her capacity as an employee of the Adviser.

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